UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2015 (February 27, 2015)

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

100 Campus Drive, Florham Park, NJ	07932
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Zoetis Inc. (the “Company”) approved (i) new form award agreements relating to awards of performance share units (“Performance Awards”) under the Company’s 2013 Equity and Incentive Plan (the “Plan”), and (ii) modifications to the existing form award agreements relating to awards of restricted stock units (“RSUs”), stock options (“Options”) and cash awards (“Cash Awards”) under the Plan.

The units underlying the Performance Awards will be earned and vested over a three-year performance period, based upon total shareholder return of the Company in comparison to the total shareholder return of a select benchmark group of companies (“Relative TSR”). Depending on the Company’s Relative TSR performance over the performance period, the recipient may earn up to 200% of the target number of units underlying the Performance Awards. Vested units are settled in shares of the Company’s common stock. The form of Performance Award agreement provides for accelerated or pro-rata vesting and settlement of units underlying the Performance Awards in certain circumstances and provides for clawback and forfeiture for bad conduct of the recipient.

The Compensation Committee approved modifications to the form of award agreements for RSUs, Options and Cash Awards that (i) provide for accelerated or pro-rata vesting (and settlement, where applicable) and (ii) clarify clawback and forfeiture for bad conduct provisions.

The description above is qualified in its entirety by reference to the full text of the form award agreements relating to Performance Awards, RSUs, Options and Cash Awards, which are filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report and incorporated by reference herein. Any references to website URLs in the Exhibits are intended to be inactive textual references only.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibit:

99.1 Form of Performance Restricted Stock Unit Award Agreement, effective as of February 27, 2015.
99.2 Form of Restricted Stock Unit Award Agreement, effective as of February 27, 2015.
99.3 Form of Stock Option Award Agreement, effective as of February 27, 2015.
99.4 Form of Cash Award Agreement, effective as of February 27, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: March 4, 2015

INDEX OF EXHIBITS

Exhibit
Number	Description

99.1	Form of Performance Restricted Stock Unit Award Agreement, effective as of February 27, 2015.
99.2	Form of Restricted Stock Unit Award Agreement, effective as of February 27, 2015.
99.3	Form of Stock Option Award Agreement, effective as of February 27, 2015.
99.4	Form of Cash Award Agreement, effective as of February 27, 2015.